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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported) May 19, 2003

                     Accredited Mortgage Loan Trust 2003-1.
                -------------------------------------------------
                       (Issuer with respect to Securities)

                          Accredited Home Lenders, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

             California                   333-100619              33-0426859
---------------------------------  ------------------------  -------------------
 (State or Other Jurisdiction of   (Commission File Number)   (I.R.S. Employer
         Incorporation)                                      Identification No.)


    Attention: General Counsel
    15030 Avenue of Science,
           Suite 100
           San Diego, CA                                           92128
---------------------------------                            -------------------
      (Address of principal                                      (Zip Code)
        executive offices)


Registrant's Telephone Number,
including area code:                                              (858) 676-2100
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                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

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Item 5.  Other Events
         -------------

     In connection with the offering of the Accredited Mortgage Loan Trust 2003-1, Asset Backed Notes, Series 2003-1 described in a Prospectus Supplement related to the offered notes, certain "Computational Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

Item 7. Financial Statements, PRO FORMA Financial Information and Exhibits.
        ------------------------------------------------------------------

        (a)  Not applicable

        (b)  Not applicable.

        (c)  Exhibits
             --------

             Exhibit No.           Description
             -----------           -----------

             99.1.                 Related Computational Materials
                                   (as defined in Item 5 above).











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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          ACCREDITED MORTGAGE LOAN TRUST 2002-2

                                          By: Accredited Home Lenders, Inc.


                                          By: /s/ James A. Konrath
                                             -----------------------------------
                                          Name:  James A. Konrath
                                          Title: Chief Executive Officer



Dated:  May 19, 2003














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                                  EXHIBIT INDEX
                                  -------------


Exhibit No.   Description
-----------   -----------

   99.1.      Related Computational Materials
              (as defined in Item 5 above).




















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